Exhibit 99.2

Your vote matters – here’s how to vote! Before the meeting, you may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/HBMD-SM or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada During the meeting: Go to https://meetnow.global/MHS7ML2. You may attend the meeting in person via the internet and vote during the meeting. You must have the number in the shaded bar below. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Special Meeting Proxy Card qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + A Proposals — The Board of Directors recommends you vote FOR Proposals 1, 2 and 3. For Against Abstain For Against Abstain 1. PROPOSAL 1 – A proposal to approve the Agreement and Plan of 2. PROPOSAL 2 – A proposal to approve, on a non-binding, Merger, dated July 12, 2021, by and between Howard and F.N.B. advisory basis, the compensation that may be paid or become Corporation (“F.N.B.”), as it may be amended from time to time payable to the named executive officers of Howard that is (the “merger agreement”), and the merger of Howard with and based on or otherwise relates to the merger (the into F.N.B. (the “merger”) on the terms and subject to the “compensation proposal”). conditions set forth in the merger agreement (the “merger proposal”). 3. PROPOSAL 3 – A proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of the merger proposal (the “adjournment proposal”). B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below When shares are held by joint tenants, both should sign. Executors. administrators. trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 03IU3C

The 2021 Special Meeting of Stockholders of Howard Bancorp, Inc. Will be held on Tuesday, November 9, 2021 at 10:00 a.m. ET virtually via the internet at https://meetnow.global/MHS7ML2. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.edocumentview.com/HBMD-SM Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/HBMD-SM qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q REVOCABLE PROXY — HOWARD BANCORP, INC. + Special Meeting of Stockholders — November 9, 2021, 10:00 a.m. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby makes, constitutes, and appoints Richard G. Arnold, Paul I. Latta, Jr., and Donna Hill Staton, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Howard Bancorp, Inc. (“Howard”), which the undersigned is entitled to vote at the special meeting of stockholders to be held virtually via the internet at https://meetnow.global/MHS7ML2 on November 9, 2021, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the accompanying Proxy Statement/Prospectus. This proxy is solicited on behalf of our board of directors and will be voted in accordance with the undersigned’s instructions set forth herein. If no instruction is given, this proxy will be voted FOR each of Proposals 1, 2 and 3. With respect to any other item of business that properly comes before the special meeting or any adjournment or postponement thereof, the proxy holders are authorized to vote the undersigned’s shares in the discretion of the proxy holder. Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the stockholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated. Please note that the last vote received from a stockholder, whether by telephone, by Internet or by mail, will be the vote counted. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.